UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 7, 2020
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001794303

Citigroup Commercial Mortgage Trust 2019-C7

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

Ladder Capital Finance LLC

(Central Index Key Number: 0001541468)

Starwood Mortgage Capital LLC

(Central Index Key Number: 0001548405)

Rialto Mortgage Finance, LLC

(Central Index Key Number: 0001592182)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-228567-05 (Commission File Number of the issuing entity)	35-7258066 35-7258067 35-7258068 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.

Reference is hereby made to the issuing entity known as Citigroup Commercial Mortgage Trust 2019-C7 (the “Issuing Entity”) and the series of commercial mortgage-pass through certificates known as the Citigroup Commercial Mortgage Trust 2019-C7, Commercial Mortgage Pass-Through Certificates, Series 2019-C7 (the “Certificates”).

Pursuant to Section 6.08 of the Pooling and Servicing Agreement, dated as of December 1, 2019 (the “PSA”), relating to the Issuing Entity and the Certificates, the 805 Third Avenue Controlling Class Representative removed LNR Partners, LLC (“LNR”), as the Special Servicer with respect to the 805 Third Avenue Loan Combination, and appointed BREF Partners Special Servicer LLC as the successor Special Servicer with respect to the 805 Third Avenue Loan Combination. The removal of LNR as the Special Servicer with respect to the 805 Third Avenue Loan Combination, and the appointment of BREF Partners Special Servicer LLC as successor Special Servicer with respect to the 805 Third Avenue Loan Combination, was effective as of May 7, 2020.  A copy of the related assumption of special servicer obligations dated May 7, 2020 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the PSA, filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated December 19, 2019 and filed with the Securities and Exchange Commission on January 3, 2019 under Commission File No. 333-228597-05.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Assumption of Special Servicer Obligations dated May 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: May 7, 2020

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